Schedule 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. |_|)

     Filed by the registrant |X|

     Filed by a party other than the registrant |_|

     Check the appropriate box:

     |_|  Preliminary proxy statement

     |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     |X|  Definitive proxy statement

     |_|  Definitive additional materials

     |_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Suprema Specialties, Inc.
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X|  No fee required

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

          (5)  Total fee paid:

--------------------------------------------------------------------------------

     |_|  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

--------------------------------------------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

          (3)  Filing Party:

--------------------------------------------------------------------------------

          (4)  Date Filed:

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


                            SUPREMA SPECIALTIES, INC.
                              510 East 35th Street
                           Paterson, New Jersey 07543


                                                                October 20, 1999


Dear Fellow Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Thursday, November 18, 1999 at 9:00 A.M. at the Fort Lee Hilton, the Abbott Room, 2117 Route 4 East, Fort Lee, New Jersey 07024.

     The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                                 Cordially,

                                                 Mark Cocchiola
                                                 Chairman of the Board, Chief
                                                 Executive Officer and President

                            SUPREMA SPECIALTIES, INC.
                              510 East 35th Street
                           Paterson, New Jersey 07543

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 18, 1999

                              --------------------


To the Shareholders of SUPREMA SPECIALTIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Suprema Specialties, Inc. (the "Company") will be held on Thursday, November 18, 1999, at 9:00 A.M. at the Fort Lee Hilton, the Abbott Room, 2117 Route 4 East, Fort Lee, New Jersey 07024, for the following purposes:

     1. To elect six (6) directors to hold office for the terms set forth in the accompanying proxy statement;

     2. To approve the Company's 1999 Stock Incentive Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on October 18, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                             By Order of the Board of Directors,

                                             Mark Cocchiola
                                             Chairman of the Board,
                                             Chief Executive Officer and
                                             President
October 20, 1999


--------------------------------------------------------------------------------
IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            SUPREMA SPECIALTIES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 18, 1999


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of SUPREMA SPECIALTIES, INC. (the "Company") for use at the Annual Meeting of Shareholders to be held on November 18, 1999, including any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about October 21, 1999.

     Proxies in the accompanying form, duly executed and returned to the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are:

                          510 East 35th Street
                          Paterson, New Jersey 07543
                          Telephone No.: (973) 684-2900


                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only shareholders of record at the close of business on October 18, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were issued and outstanding 4,477,990 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting. Cumulative voting is not permitted.

                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. Adoption of the Company's 1999 Stock Incentive Plan and any other matters presented at the Annual Meeting will be decided by a majority of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. Votes will be counted and certified by an Inspector of Election who is expected to be an employee of Continental Stock Transfer & Trust Company, the transfer agent for the Common Stock. A quorum will exist at the Annual Meeting if at least a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Based upon the Company's understanding of the requirements of the laws of the State of New York and the Company's Certificate of Incorporation and By-laws, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on; failures to vote, broker non-votes and abstentions will not be considered "votes cast."

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxies will be voted as instructed. Proxies may be revoked as noted above.

                              ELECTION OF DIRECTORS
                                  (Item No. 1)

     Directors are elected annually by the shareholders. At this year's Annual Meeting of Shareholders, six (6) directors will be elected to hold office for a term expiring at the Annual Meeting of Shareholders for the fiscal year ending June 30, 2000. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

     At this year's Annual Meeting of Shareholders, the proxies granted by shareholders will be voted individually for the election as directors of the Company of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors of the Company that he will be available to serve.

                                                    Principal Occupation
        Name                         Age               and Employment
        ----                         ---            --------------------

Mark Cocchiola                       43            Chairman of the Board, Chief
                                                   Executive Officer and
                                                   President

Paul Lauriero                        48            Executive Vice President
                                                   and Director

Marco Cocchiola                      75            Director

Dr. Rudolph Acosta, Jr.              44            Director

Paul DeSocio                         57            Director

William C. Gascoigne                 46            Director

     Mark Cocchiola has been President and a director of the Company since its inception in 1983 and Chairman of the Board and Chief Executive Officer since February 1991. Mark Cocchiola is the son of Marco Cocchiola.

     Paul Lauriero has been a director of the Company since its inception in 1983 and Executive Vice President since

February 1991. Mr. Lauriero was employed by the Company in various capacities from its inception in 1983. Mr. Lauriero is the brother-in-law of Mark Cocchiola.

     Marco Cocchiola has been a director of the Company since February 1991 and Operations Manager since the Company's inception in 1983. Mr. Cocchiola was Secretary of the Company from February 1991 to June 1993. Marco Cocchiola is the father of Mark Cocchiola.

     Rudolph Acosta, Jr., M.D. has been a director of the Company since August 1993. He has been engaged in the private practice of medicine since August 1986.

     Paul DeSocio has been a director of the Company since August 1993. He has been the President and a director of Autoprod, Inc., a manufacturer of food packaging machinery since May 1989. From 1980 through May 1989, Mr. DeSocio was a Vice President of Autoprod, Inc.

     William C. Gascoigne has been a director of the Company since November 1996. He has served as a Vice President of Summit Bank since January 1989. From November 1983 through January 1989, Mr. Gascoigne was a Vice President of First Fidelity Bank.

     During the fiscal year ended June 30, 1999, the Board of Directors held one meeting at which all of the Directors were present and also took action by unanimous written consents of the directors in lieu of meetings. The Board of Directors has a Compensation Committee that is currently composed of Dr. Rudolph Acosta, Jr. and Mr. Paul DeSocio. The function of the Compensation Committee is to evaluate the compensation of the Company's executive officers pursuant to recommendations made by Mark Cocchiola, the Company's Chief Executive Officer and President and make recommendations to the Board of Directors regarding executive compensation. The Compensation Committee did not meet during the fiscal year ended June 30, 1999. The Board of Directors has an Audit Committee that is currently composed of Mr. Mark Cocchiola, Dr. Rudolph Acosta, Jr., Mr. Paul DeSocio and Mr. William Gascoigne. The function of the Audit Committee is to supervise the audit and financial procedures of the Company. The Audit Committee held one meeting during the fiscal year ended June 30, 1999.

Compensation of Directors

     Non-employee directors receive compensation in the amount of $500 for each meeting attended in person and $250 for each meeting attended by telephone conference call for serving on the Board of Directors. Directors are reimbursed for all out-of-pocket expenses incurred in attending Board meetings.

     In addition, under the Company's 1991 and 1998 Stock Option Plans (the "Plans"), non-employee directors (other than directors who become members of a stock option committee appointed by the Board of Directors pursuant to the Plans) are eligible to be granted nonqualified stock options ("NSOs"). The Board of Directors, or the stock option committee (the "Committee"), if one is appointed by the Board, has discretion to determine the number of shares subject to each NSO (subject to the number of shares available for grant under the Plans), the exercise price thereof (provided such price is not less than 100% of the fair market value of the underlying shares on the date of grant), the term thereof (but not in excess of 10 years from the date of grant) and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are employees (and are not members of the Committee) are eligible to be granted incentive stock options ("ISOs") and NSOs under the Plans. The Board or the Committee, as the case may be, has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any year, is limited by the terms of the Plans and the Internal Revenue Code of 1986, as amended.


                               EXECUTIVE OFFICERS

     In addition to Mr. Mark Cocchiola and Mr. Paul Lauriero, the Company's executive officers include Messrs. Steven Venechanos, Thomas F. Egan and Anthony Distinti. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

     Steven Venechanos, age 40, has been employed by the Company since April 1994 and became Chief Financial Officer and

Secretary of the Company in April 1995. From June 1990 until joining the Company, he was employed in a variety of positions at Breed Technologies, a manufacturer of airbag sensors.

     Thomas Egan, age 58, has been Vice President of the Company since May 1993 and Senior Vice President since June 1995. From May 1992 through May 1993, he was Sales Manager of Blue Ridge Farms, a salad manufacturer. From October 1990 through May 1992, Mr. Egan was President of TEF Sales Corp., a sales and marketing consulting firm specializing in the cheese importing business.

     Anthony Distinti, age 80, has been Vice President of Human Resources of the Company since November 1997. Mr. Distinti has been employed in the food industry most of his life in various capacities and has more than forty years experience in human resources.

                             EXECUTIVE COMPENSATION

     The following table discloses for the fiscal years ended June 30, 1999, 1998 and 1997, compensation awarded during such fiscal years to Mark Cocchiola, the Company's Chief Executive Officer, Paul Lauriero, the Company's Executive Vice President, Thomas Egan, the Company's Senior Vice President and Steven Venechanos, the Company's Chief Financial Officer (the "Named Executives"), who are the only executive officers of the Company whose salary and bonus exceeded $100,000 during the fiscal year ended June 30, 1999 ("fiscal 1999").

                                                           Summary Compensation Table

                                                   Annual                       Long Term
                                                   Compensation                 Compensation
                                                   ------------                 ------------

                                                                                Securities         All Other
     Name and                                                       Bonus       Underlying         Compen-
Principal Position                       Year        Salary ($)     ($)         Options(#)         sation ($)*
------------------                       ----        ----------     ---         ----------         -----------
Mark Cocchiola,                          1999        250,000        324,201      50,000            15,010
  Chairman of the Board,                 1998        250,000        175,852     175,000(1)         17,674
  Chief Executive Officer,               1997        250,000         87,711      50,000            17,743
  President

Paul Lauriero                            1999        250,000        324,201      50,000            12,648
  Executive Vice President               1998        250,000        175,852     155,000(2)         17,674
                                         1997        250,000         87,711      50,000            17,743

Thomas F. Egan                           1999        133,192           --        30,000             6,600
  Senior Vice President/Sales            1998        125,000           --        55,000(3)          6,600
                                         1997        105,769           --        25,000             6,600

Steven Venechanos                        1999        120,115           --        30,000             6,000
Chief Financial Officer                  1998        101,250           --       100,000(4)          6,000
and Secretary                            1997         86,729           --        50,000            22,153

---------
(1) Includes a total of 100,000 options that were previously granted in the fiscal years ended June 30, 1996 and 1997 and were repriced in the fiscal year ended June 30, 1998 ("fiscal 1998").

(2) Includes a total of 80,000 options that were previously granted in the fiscal years ended June 30, 1996 and 1997 and were repriced in fiscal 1998.

(3) Includes a total of 30,000 options that were previously granted in the fiscal years ended June 30, 1994 and 1997 and were repriced in fiscal 1998.

--------
* Consists of automobile allowance, medical insurance premium reimbursement and compensation paid in lieu of vacation.

(4) Includes a total of 50,000 options that were previously granted in the fiscal years ended June 30, 1996 and 1997 and were repriced in fiscal 1998.

     The following table discloses information concerning options granted in fiscal 1999 to the Named Executives.


                Option Grants in Fiscal Year Ended June 30, 1999

                                Individual Grants
                                -----------------

                            Number of
                           Securities                                                   Potential Realizable
                           Underlying       Percent of Total                          Value at  Assumed Annual
                            Options        Options Granted to  Exercise                 Rates of Stock Price
                            Granted       Employees in Fiscal   Price    Expiration    Appreciation for Option
Name                         (#)(1)              Year           ($/Sh)      Date             Term (1)(2)
----                       ----------     -------------------  --------  ---------    ------------------------
                                                                                        5% ($)          10% ($)
                                                                                        ------          -------
Mark Cocchiola             32,500               11.7             3.068    10/12/08      62,725           158,925
                           17,500                6.3             4.625     3/29/09      50,908           129,010

Paul Lauriero              32,500               11.7             3.068    10/12/08      62,725           158,925
                           17,500                6.3             4.625     3/29/09      50,908           129,010

Thomas Egan                20,000                7.2             3.068    10/12/08      38,600            97,800
                           10,000                3.6             4.625     3/29/09      29,090            73,720

Steven Venechanos          20,000                7.2             3.068    10/12/08      38,600            97,800
                           10,000                3.6             4.625     3/29/09      29,090            73,720
----------

(1) The options granted to Messrs. Cocchiola and Lauriero were exercisable in full from the date of grant. The options granted to Mr. Egan and Mr. Venechanos vest in three annual installments commencing one year from the original date of grant of the options.

(2) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming the Company's Common Stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of options providing for termination of the option following termination of employment or nontransferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the Common Stock, there can be no assurance that the amounts reflected in this table will be achieved.

     The following table sets forth information concerning the number of options owned by the Named Executives and the value of unexercised stock options held by the Named Executives as of June 30, 1999. No stock options were exercised by the Named Executives during fiscal 1999.

                        Aggregate Year-End Option Values

                                                         Number of                    Value of
                                                    Securities Underlying            Unexercised
                                                        Unexercised                 In-the-Money
                                                        Options at                   Options at
                                                       June 30, 1999              June 30, 1999($)(1)
                                                   ----------------------       -----------------------

                     Acquired on      Value Rea-   Exerci-         Unexer-        Exerci-       Unexer-
Name                 Exercise (#)     lized ($)    sable           cisable        sable         cisable
----                 ------------     ----------   -------         -------      ---------       -------
Mark                      --             --         275,000           --          1,005,553        --
 Cocchiola

Paul                      --             --         255,000           --            931,792        --
  Lauriero

Thomas Egan               --             --          46,668         48,332          173,325      48,332

Steve Venechanos          --             --          76,335         56,665          283,298     197,657

----------
(1) Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year end market value of the common stock. An option is "in-the-money" if the fiscal year end fair market value of the Common Stock exceeds the option exercise price. The last sale price (the fair market value) of the Common Stock on June 30, 1999 was $6.938 per share.

Employment Agreements

     Each of Mark Cocchiola and Paul Lauriero has entered into an employment agreement with the Company that currently expires in April 2002. Each agreement provides for the full-time employment of the executive at an annual salary of $250,000, subject to adjustment for cost of living increases, and an annual bonus equal to 5% of the Company's pre-tax profits in excess of $650,000. Messrs. Mark Cocchiola and Lauriero received bonuses of $87,711 each in fiscal 1997, received bonuses of $175,852 each in fiscal 1998 and received bonuses of $324,201 each in fiscal 1999. Each agreement provides that the executive will not compete with the Company during the term of his employment and for a period of one year following termination thereof by either the Company or the executive for any reason. Each of the agreements also provides that if employment of the executive is terminated under certain circumstances, including a "change of control," he will be entitled to receive severance pay equal to the higher of
(i) $150,000 ($450,000 in the event of a change of control) or (ii) the total compensation paid to him by the Company during the 12 month period (36 month period in the event of a change of control) prior to the date of termination.

Compensation Committee Interlocks and
Insider Participation In Compensation Decisions

     In June 1998 the Company established a Compensation Committee that is currently composed of Dr. Rudolph Acosta, Jr. and Mr. Paul Desocio. The function of the Compensation Committee is to evaluate and determine the compensation of the Company's executive officers pursuant to recommendations made by Mark Cocchiola, the Company's Chief Executive Officer. During fiscal 1999 determination of executive compensation was made by the entire Board of Directors rather than the Compensation Committee. Mr. Mark Cocchiola and Mr. Paul Lauriero, the Company's Executive Vice President, participated in the Board of Director deliberations concerning compensation of executive officers for fiscal 1999. During fiscal 1999, none of the executive officers of the Company served on the Board of Directors of the compensation committee or any other entity, any of whose officers served on the Board of Directors of the Company.

Report on Executive Compensation

     As noted above, the function of the Compensation Committee is to evaluate and determine compensation of the Company's executive officers pursuant to recommendations made by Mark Cocchiola, the Company's Chief Executive Officer. In absence of action by the Compensation Committee during fiscal 1999, the entire Board of Directors established and determined compensation of the Company's executive officers during such fiscal year. There is no formal compensation policy for the Company's executive officers, other than the existing employment agreements between the Company and each of Messrs. Mark Cocchiola and Paul Lauriero.

     Total compensation for executive officers consists of a combination of base salaries, bonuses and stock option awards. The salaries of the Named Executives are fixed annually by the Board subject to the terms of any employment agreements between the Named Executives and the Company. Annual bonuses to the Named Executives are based generally on the Company's performance and available resources. Base salary and bonus compensation of the other executive officers is based on the Company's financial performance and the executive's individual performance and level of responsibility. Stock option awards under the Company's 1991 Stock Option Plan and its 1998 Stock Option Plan are intended to attract, motivate and retain senior management personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock.

     In October 1998, options to purchase 32,500, 32,500, 20,000 and 20,000 shares of Common Stock, respectively, were granted under the Company's 1991 Stock Option Plan to Mark Cocchiola, Paul Lauriero, Thomas Egan and Steven Venechanos, respectively, at $3.068 per share. In March 1999, options to purchase 17,500, 17,500, 10,000 and 10,000 shares of Common Stock were granted under the Company's 1998 Stock Option Plan to Mark Cocchiola, Paul Lauriero, Thomas Egan and Steven Venechanos, respectively, at $4.625 per share. For fiscal 1999, the Company had net sales of approximately $176,000,000 and net income of approximately $4,200,000, compared to net sales of approximately $108,000,000, and net income of approximately $1,405,000 after an extraordinary loss on the extinguishment of debt of approximately $1,000,000 net of taxes for fiscal 1998.

   Mark Cocchiola      Marco Cocchiola             Paul DeSocio
   Paul Lauriero       Dr. Rudolph Acosta, Jr.     William C. Gascoigne

Stock Performance Graph

     The following line graph compares, from June 30, 1994 through June 30, 1999, the cumulative total return among the Company, companies comprising the Russell 2000 Index and a Peer Group Index, based on an investment of $100 on June 30, 1994, in the Company's Common Stock and each index, and assuming reinvestment of all dividends, if any, paid on such securities. The Company has not paid any dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation. The Peer Group Index consists of companies in the food business. These companies are: Dean Foods Co., Farmer Brothers Co., Golden Enterprises, Inc., Lifeway Foods, Inc., Michael Foods, Inc., Tofutti Brands, Inc., and Universal Foods Corp. Historic stock price is not necessarily indicative of future stock price performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                  SUPREMA SPECIALTIES, INC., RUSSELL 2000 INDEX
                              AND PEER GROUP INDEX

                   6/30/94         6/30/95       6/30/96         6/30/97        6/30/98     6/30/99
----------------------------------------------------------------------------------------------------
The Company        $100.00         $136.84       $252.63         $152.63        $157.89     $292.13
----------------------------------------------------------------------------------------------------
Russell             100.00         $119.87       $148.44         $172.67        $200.52     $202.26
2000
Index
----------------------------------------------------------------------------------------------------
Peer Group          100.00         $105.04       $109.75         $146.55        $200.24     $167.87
----------------------------------------------------------------------------------------------------

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date (unless otherwise indicated), based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each of the Named Executives, (iii) each of the Company's directors and (iv) all executive officers and directors as a group:

                                 Amount and Nature    Percentage of
Name and Address of                of Beneficial      Outstanding
Beneficial Owner(1)                Ownership(2)      Shares Owned(3)
-------------------                ------------      ---------------

Mark Cocchiola                      895,636(4)            18.8%

Paul Lauriero                       575,619(5)            12.2

Marco Cocchiola                      85,079(6)             1.9

Thomas Egan                          46,668(7)             1.0

Steve Venechanos                     76,335(8)             1.7

Dr. Rudolph Acosta Jr.                3,000(9)             *

Paul DeSocio                             --                 --

William C. Gascoigne                     --                 --

Dimensional Fund
 Advisors Inc.                      252,300(10)            5.6

Luis and Jacqueline
 Hernandez and Anthony
 Hernandez                          232,800                5.2

All executive officers
and directors as a group
(nine persons)                    1,685,670(12)           32.3
----------
*    Less than one percent.

(1) Unless otherwise noted, the address of each beneficial owner is in care of the Company.

(2) Unless otherwise noted, the Company believes that all persons referred to in the table have sole voting and investment power with respect to all shares of Common Stock reflected as beneficially owned by them.

(3) Calculated based on 4,477,990 shares of Common Stock outstanding at the Record Date. The applicable percentage is based on options to purchase Common Stock which are currently exercisable or become exercisable within 60 days of such date.

(4) Includes (i) exercisable options to purchase 275,000 shares owned by Mr. Cocchiola, (ii) exercisable options to purchase 3,334 shares owned by Mr. Cocchiola's wife, (iii) 1,000 shares held of record by Mr. Cocchiola's wife, and (iv) 2,000 shares held of record by Mr. Cocchiola's children.

(5) Includes (i) exercisable options to purchase 255,000 shares owned by Mr. Lauriero, (ii) 22,539 shares held of record by Mr. Lauriero's wife, and
     (iii) 45,079 shares held of record by Mr. Lauriero's children.

(6)  Includes exercisable options to purchase 80,000 shares.

(7)  Represents exercisable options to purchase 46,668 shares.

(8)  Represent exercisable options to purchase 76,335 shares.

(9) Does not include 800 shares owned by Dr. Acosta's children, with respect to which Dr. Acosta disclaims any beneficial interest.

(10) According to a Schedule 13G filed by Dimensional Fund Advisors Inc. with the Securities and Exchange Commission ("SEC"), the shares are owned by advisory clients of Dimensional Fund Advisors Inc., an investment advisor. In the Schedule 13G, Dimensional Fund Advisors disclaims beneficial ownership of such securities. The address of Dimensional Fund Advisors is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The information as to share ownership, which was provided by a representative of Dimensional Fund Advisors Inc., is as of June 30, 1999.

(11) Share ownership is according to a Schedule 13G filed by Mr. and Mrs. Luis and Jacqueline Hernandez and Anthony Hernandez with the SEC. Their address is 3069 Misty Harbour Lane, Las Vegas, NV 89117.

(12) Includes 739,670 shares issuable upon exercise of options beneficially owned by the Company's officers and directors.


     Section 16(a) Beneficial Ownership Reporting Compliance.

     During the fiscal year ended June 30, 1999 the Company believes that all transactions required to be reported by its executive officers or directors on either Form 4 or Form 5 were reported.


                      APPROVAL OF 1999 STOCK INCENTIVE PLAN
                                    (Item 2)


     At the Annual Meeting, the Company's stockholders will be asked to approve the adoption of the Company's 1999 Stock Incentive Plan (the "1999 Plan").

     On October 15, 1999, the Board of Directors adopted, subject to stockholder approval, the 1999 Plan. The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock awards, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the existing stock option plans, has proven to be a valuable tool in attracting and retaining key employees. Accordingly, the Board believes that the 1999 Plan, which provides the Board greater flexibility in the type of awards that may be granted, (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company's ability to be competitive. There are currently options to purchase 357,000 shares of Common Stock available for future grant under the Company's existing stock option plans. The last sale price of the Common Stock on October 18, 1999 was $7.25.

     To date, no options or stock awards have been granted under the 1999 Plan. If the 1999 Plan is approved by the stockholders, options or stock awards may be granted under the 1999 Plan, the timing, amounts and specific terms of which cannot be determined at this time.

     The following summary of the 1999 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 1999 Plan, set forth as Exhibit "A" hereto.

Summary of the 1999 Plan

     The 1999 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (1) stock options, (ii) restricted stock,
(iii) deferred stock and (iv) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the administrators of the 1999 Plan. A total of 500,000 shares of Common Stock, subject to anti-dilution adjustment as provided in the 1999 Plan, have been reserved for distribution pursuant to the 1999 Plan. The maximum number of shares of Common Stock that may be issued upon the grant of an Award to any employee of the Company on the last day of any taxable year cannot exceed 400,000 shares during the term of the 1999 Plan.

     The 1999 Plan can be administered by the Board of Directors (the "Board") or a Compensation Committee (the "Committee") consisting of two or more non-employee members of the Board of Directors appointed by the Board. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which common stock and other amounts payable with respect to an Award will be deferred. Unless sooner terminated, the 1999 Plan will expire at the close of business on October 14, 2009.

Stock Options. The 1999 Plan provides for the grant of "incentive stock options" ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

     Incentive Stock Options granted pursuant to the 1999 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 1999 Plan will expire if not exercised within the time set by the Board or Committee, as the case may be (no later than 10 years in the case of the grant of an Incentive Stock Option generally or five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the 1999 Plan, may be exercised within thirty (30) days following termination of employment (one year in the event of death, retirement or disability of the optionee) or such other date as the Board or Committee, as the case may be, may determine. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive or Non-Qualified Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value.

     Under the 1999 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

     The 1999 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 1999 Plan until the full option price has been paid by the optionee. The Board of Directors or the Committee may grant individual options under the 1999 Plan with more stringent provisions than those specified in the 1999 Plan.

     Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provide. Stock options granted under the 1999 Plan are exercisable until the earlier of (i) a date set by the Board of Directors or Committee at the time of grant or (ii) with respect to Incentive Stock Options, the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 1999 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after October 14, 2009.

Restricted and Deferred Stock Awards. Under the 1999 Plan the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deem appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 1999 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an award (or an installment of an award) for an additional specified period or until the occurrence of a specified event.

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

Certain Federal Income Tax Consequences of the 1999 Plan

     The following is a brief summary of the Federal income tax aspects of Awards made under the 1999 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     1. Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (i) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and
(ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

     2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options, (i) upon grant of the option, the optionee will recognize no income;
(ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (iv) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares.

     3. Stock Awards. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted or deferred stock under the 1999 Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferrable. A participant's rights in stock awarded under the 1999 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of stock received under the 1999 Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a Federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the 1999 Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income.

     4. Other Tax Matters. If unmatured installments of Awards are accelerated as a result of a Change of Control (as defined in the 1999 Plan), any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance-based awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance awards from such exercise or deemed satisfaction of conditions of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss by the Company of a compensation deduction.

Recommendation


             THE BOARD RECOMMENDS A VOTE "FOR" ITEM 2 - APPROVAL OF
                         THE 1999 STOCK INCENTIVE PLAN.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP has audited and reported upon the financial statements of the Company for the fiscal year ended June 30, 1999 and it is currently anticipated that BDO Seidman, LLP will be selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending June 30, 2000. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

           SHAREHOLDER PROPOSALS FOR ANNUAL MEETING TO BE HELD IN 2000

     Shareholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Shareholders for its fiscal year ending June 30, 2000 must submit the proposal in proper form and in satisfaction of the conditions established by the Securities and Exchange Commission to the Company at its address set forth on the first page of this Proxy Statement not later than June 19, 2000 in order for the proposition to be considered for inclusion in the Company' s proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 1999 IS BEING FURNISHED HEREWITH TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON OCTOBER 18, 1999. ADDITIONAL COPIES OF THE ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                            SUPREMA SPECIALTIES, INC.
                           P.O. BOX 280, PARK STATION
                         PATERSON, NEW JERSEY 07543-0280

                  ATTENTION: Steven Venechanos, Secretary

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                   By order of the Board of Directors,


                                   Mark Cocchiola
                                   Chairman of the Board, Chief
                                   Executive Officer and President

October 20, 1999

                                                                     EXHIBIT A

                            SUPREMA SPECIALTIES, INC.


                            1999 Stock Incentive Plan



Section 1. Purpose; Definitions.

The purpose of the Suprema Specialties, Inc. 1999 Stock Incentive Plan is to enable Suprema Specialties, Inc. to offer to those of its employees and to the employees of its subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing the Company's ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the stockholders of Suprema Specialties, Inc.

For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Board" means the Board of Directors of Suprema Specialties, Inc.

     (b) "Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

     (c) "Change of Control" shall have the meaning ascribed thereto in Section 9 below.

     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (e) "Committee" means the Stock Incentive Committee of the Board or any other committee of the Board which the Board may designate.

     (f) "Company" means Suprema Specialties, Inc., a corporation organized under the laws of the State of New York.

     (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

     (h) "Disability" means disability as determined under procedures established by the Board or the Committee, as the case may be, for purposes of the Plan.

     (i) "Early Retirement" means retirement, with the approval of the Board or the Committee for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

     (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sale price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

     (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (n) "Normal Retirement" means retirement from active employment with the Company or any Parent or Subsidiary on or after age 65.

     (o) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

     (p) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

     (q) "Plan" means this Suprema Specialties, Inc. 1999 Stock Incentive Plan, as hereinafter amended from time to time.

     (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions under said Section 6.

     (s) "Retirement" means Normal Retirement or Early Retirement.

     (t) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time.

     (u) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

     (v) "Stock" means the Common Stock of the Company, par value $.01 per share.

     (w) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

     (x) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto.

Section 2. Administration.

The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director", as defined in Rule 16b-3, and an "outside director", as defined in Section 162(m) of the Code, and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other key employees or other persons eligible under Section 4 below: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based Awards.

For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of this Plan):

     (i) to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder:

     (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible employees of the Company or any Parent or Subsidiary;

     (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

     (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, acceleration or forfeiture provisions);

     (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of this Plan;

     (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and

     (vii) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

Subject to Section 10 hereof, the Board or the Committee, as the case may be, shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan.

Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants.

Section 3. Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 500,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the number and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and in the number of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee of the alternative settlement right which is set forth in Section 5(b)(xi) below.

Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options, Restricted Stock awards, Deferred Stock awards, and other Stock-Based awards to any person employed by the Company on the last day of any taxable year of the Company, shall be 400,000 shares during the term of the Plan.

Section 4. Eligibility.

Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who in the determination of the Board or Committee, as the case may be, are responsible for or who have contributed or will contribute to the management, growth and/or profitability or success of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

Section 5. Stock Options.

     (a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

     (b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

     (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but shall be not less than 100% (110%, in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.

     (ii) Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

     (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be, at the time of grant. If the Board or the

Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee shall determine.

     (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, in whole shares of Stock which are already owned by the holder of the Option or, unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Except as otherwise expressly provided in the Plan or the Stock Option Agreement referred to in Section 5(b)(xii) below, no Option granted to an employee may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or the Committee, has given the representation described in Section 12(a) below.

     (v) Transferability; Exercisability. No Incentive Stock Option and, except as otherwise determined by the Board or Committee, no Non-Qualified Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Incentive Stock Options and, except as otherwise determined by the Board or Committee, all Non-Qualified Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

     (vi) Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (vii) Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one-year period (or such other period as the Board or the Committee shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (viii) Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one-year period (or such other period as the Board or the Committee shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

     (ix) Other Termination. Subject to the provisions of Section 12(g) below and unless otherwise determined by the Board or the Committee, as the case may be, at or after the time of grant, if an optionee's employment by the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of thirty (30) days from the date of such termination or until the expiration of the stated term of such Stock Option (or such other period as the Board or the Committee may specify at or after the time of grant), whichever period is the shorter. For purposes of the Plan, "Cause" shall mean (A) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (B) dishonesty by the optionee in the course of fulfilling his or her employment duties, (C) the willful and deliberate failure on the part of the optionee to perform his or her employment duties in any material respect or (D) "cause" as defined in any employment agreement between the optionee and the Company or any Subsidiary or Parent.

     (x) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries shall not exceed $100,000.

     (xi) Alternative Settlement of Option. Upon the receipt of written notice of exercise, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any existing "window period" provisions of Rule 16b-3, to the extent applicable.

     (xii) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 6. Restricted Stock.

     (a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.


     (b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

     (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

     (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or the Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

     (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

     (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 7. Deferred Stock.

     (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards.

     (b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

     (i) Subject to the provisions of this Plan and the Deferred Stock agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

     (ii) As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

     (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and Section 12(g) below, upon termination of a participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

     (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

     (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

     (vi) A participant may request to, and the Board or the Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

     (vii) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 8. Other Stock-Based Awards.

     (a) Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock.

The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

     (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

     (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

     (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Committee at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

     (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

     (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based award.

     (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

Section 9. Change of Control Provisions.

     (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

     (i) any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) of the Exchange Act) becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 15% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

     (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

     (iii) the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company, any trustee of or fiduciary with respect to any such plan when acting in such capacity, or by a person who is an officer or director of the Company on the effective date of the Plan, or by any group comprised solely of such persons and/or entities.

     (b) In the event of a "Change of Control" as defined in Section 9(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

     (i) all outstanding Stock Options which have been outstanding for at least six months shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

     (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock Based Awards granted under the Plan shall lapse.

Section 10. Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 of the Exchange Act, as in effect from time to time, or with the requirements of any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock

Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

Section 11. Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.

Section 12. General Provisions.

     (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

     (d) Not later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Subsidiary.

     (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

     (f) Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     (g) A leave of absence, unless otherwise determined by the Board or the Committee, as the case may be, prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

     (h) Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

     (i) The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

     (j) If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options,
Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

     (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

Section 13. Effective Date of Plan.

The Plan shall be effective as of October 15, 1999, subject to the approval of the Plan by the holders of the Stock at a meeting of stockholders held within one year after the effective date. Any grants of Stock Options or other awards under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders (and no Stock Options may be exercised, and no awards of Restricted Stock, Deferred Stock or Other Stock-Based Awards shall vest or otherwise become free of restrictions, prior to such approval).

Section 14. Term of Plan.

No Stock Option, Restricted Stock award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but awards granted prior to such tenth anniversary may extend beyond that date.